Rodman & Renshaw 2014 Annual Global Investment Conference

MetaStat, Inc. Corporate Presentation

September 10, 2014

MetaStat

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding MetaStat's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for cancer diagnostics and therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting MetaStat's business generally. These risks and uncertainties, and others, that relate to MetaStat's business and financial condition are detailed from time to time in MetaStat's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and MetaStat disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Unique Technology Based on the Novel Understanding of the Key Drivers of Systemic Metastasis

- Epigenetic understanding of the overwhelming complexity of the metastatic process;
- This complexity highlights the need for mechanism-based diagnostics;
- The Mena protein isoforms are key regulators of the epithelial-mesenchymal transition (EMT), which drives systemic metastasis for solid epithelial-based tumors.

Large Addressable Market with Significant Growth Opportunity

- Forecasted $1.7 billion* total annual U.S. diagnostic market opportunity;
- 4 largest cancer indications with over 840,000 news cases per year in the U.S. alone.

Experienced Management Team and Scientific and Clinical Advisors

- Management team with experience from Roche, Amgen, Pfizer, and HistoRx;
- Advisors from Massachusetts Institute of Technology, Albert Einstein College of Medicine, Dana Farber Cancer Institute and Montefiore Medical Center.

Near-term Breast Cancer Commercialization Opportunity

- Commercialization based on CLIA and GLP certification;
- IHC and Immunofluorescence-based tests with existing CPT codes;
- Low COGS with attractive margins.

* Management estimates of current market opportunity are based on market size, penetration rates, and ASP

Recent Developments

Closed $5.7 million Private Placement of Common Stock

- Conversion of $3.3 million of promissory notes to common stock;
- Key hires: development, commercialization, and laboratory personnel;
- Opened diagnostics laboratory in Boston, MA capable of supporting commercial operations.

Publication of Clinical Data in Peer Reviewed Journal

- Tumor Microenvironment of Metastasis and Risk of Distant Metastasis of Breast Cancer, Rohan *et al*. (481 breast cancer patient trial);
  - *Journal of the National Cancer Institute August 2014;*
- Seeds and Soil: Unraveling the Role of Local Tumor Stroma in Distant Metastasis, Duda *et al*. (Editorial);
  - *Journal of the National Cancer Institute August 2014.*

Divestiture of Therapeutics Program

- Exclusive focus on the development and commercialization of our **Diagnostic** portfolio;
- Terms of the deal to include equity position, milestone payments, and royalties;
- Rights retained for **companion diagnostics**.

Experienced senior management team with deep understanding of the clinical, scientific, and business aspects of oncology

Management Team and Board of Directors		
Name	**Title**	**Experience**
Oscar Bronsther, M.D.	*Chief Executive Officer and Chief Medical Officer; Director*	• Diplomat, American Board of Surgery • Clinical Professor of Surgery, George Washington University • Former Chairman, Section of General Surgery, Inova Fairfax Hospital • Former Chairman of the Board of Kaiser Permanente National Transplant Network • Author of 63 peer-reviewed publications, 7 books and book chapters, and has participated in over 30 invited lectures.
Heiner Dreismann, Ph.D.	*Head of Diagnostics*	• Former President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and Member of Roche Global Diagnostic Executive Committee • Serves on the boards of a number of med-tech companies
Douglas Hamilton BSc., MBA	*Financial Consultant*	• CFO of SEA Medical Systems, Javelin Pharmaceuticals, and PolarX Biopharmaceuticals; • Over 25 years of experience with the development and commercialization of life-sciences products at Amgen, Pfizer, GE Life Sciences (Pharmacia Biotech), Sanofi Pasteur (Connaught Laboratories). • Partner, New Biology Ventures, LLC; member of Life Science Angels; member of the Association of Bioscience Financial Officers
Wendy Davis, MBA	*Chief Commercial Officer*	• Vice President at HistoRx, Inc. acquired by Novartis • Over 20 years of experience in the commercialization of novel biotechnology products including cancer diagnostics • Registered US Patent Agent
Mark Gustavson Ph.D.	*Vice President, Diagnostics*	• Director Operations, Biomarker Assay & Platform Development, HistoRx, Inc. • Over 9 years of experience in translational and clinical biomarker research and diagnostics development • Ph.D. Cancer Biology, Vanderbilt University • Over 20 peer reviewed publications and inventor on 5 patents

Over 15 years of platform technology R&D by Scientific and Clinical team at leading academic research centers

Scientific and Clinical Advisory Board - Diagnostics		
Name	**Institutional Affiliation**	**Research Expertise**
John S. Condeelis, Ph.D. ***Chairman***	• **Albert Einstein College of Medicine** ▪ The Judith and Burton P. Resnick Chair in Translational Research ▪ Professor and Co-Chair of Anatomy and Structural Biology ▪ Co-Director of the Gruss Lipper Biophotonics Center ▪ Co-Director, Integrated Imaging Program ▪ Scientific Director of the Analytical Imaging Facility ▪ Director of the Tumor Microenvironment and Metastasis Program	• Inventor of MetaSite • Pioneer in developing microscope techniques for use in intravital imaging
Frank Gertler, Ph.D.	• **Massachusetts Institute of Technology** ▪ Professor of Biology, **Koch Institute for Integrated Cancer Research** ▪ Faculty Supervisor, **Koch Institute Microscopy Facility** ▪ Faculty Supervisor, **Koch Institute Intravital Animal Imaging Facility** ▪ Member, **Ludwig Center for Molecular Oncology** • Editorial Board Member, ***Journal of Cell Biology***	• Inventor of MenaCalc and MetaSite • Pioneer in Mena research • Produced first comprehensive molecular profile of transcritome dynamics during epithelial-to-mesenchymal transition
Joseph Sparano, M.D.	• Professor of Medicine and Obstetrics, Gynecology, and Women's Health, **Albert Einstein College of Medicine** • Associate Chairman of the Department of Oncology at **Montefiore Medical Center** • Associate Chair for Disease-Oriented Research **at Eastern Cooperative Oncology Group** (ECOG) • Chair of the **ECOG Breast Cancer Committee**	• Phase I-III clinical trials • Developmental therapeutics • Clinical application of genomic profiling
Joan Jones, M.D.	• Professor of Pathology, Anatomy & Structural Biology, Epidemiology and Population Health, **Albert Einstein College of Medicine** • Past President of the **Leo M. Davidoff Society** and the **New York Pathological Society**	• Inventor of MetaSite • Breast pathology • Contribution of cell migration and the microvasculature to metastatic progression
Thomas E. Rohan, M.D., Ph.D.	• Professor and Chair of the Department of Epidemiology and Population Health, **Albert Einstein College of Medicine** • Associate Director for Population Sciences in the **Albert Einstein Cancer Center**	• Inventor of MetaSite • Molecular pathogenesis of breast cancer • Molecular changes in benign breast disease tissue that predispose to the development of subsequent breast cancer

MetaStat

The Metastatic Cancer Problem

Systemic metastasis is responsible for 90% of solid tumor cancer related deaths

Only a fraction of epithelial-based solid tumors (depending upon the tumor micro-environment and the expression of Mena isoforms) are biologically capable of metastatic spread;

- 30-35% of breast cancers;
- 15% of prostate cancers.

Majority of these patients are treated with aggressive approaches that could be eliminated or modified if the true biological nature (metastatic potential) of tumors could be identified;

- 75-80% of malignant breast cancer cases get treated with chemotherapy although only 30% of these tumors become metastatic;
- 85% of patients with newly diagnosed prostate cancer receive either definitive surgical treatment or radiation therapy.

New cancer diagnostic solutions are needed to:

- Identify those tumors with aggressive and less aggressive properties;
- Enable physicians to individually tailor treatment regiments.

The Mena Protein Story

Mena is an embryonic protein, which in utero participates in the maturation of the central and peripheral nervous system;

Post partum, expression of Mena is heavily suppressed – i.e. healthy human beings have only trace amounts of Mena;

Our fundamental discovery is that epithelial-based tumors re-express the Mena protein;

Furthermore, Mena is a family of proteins (isoforms), each of which has distinctive properties;

Pioneering research has been conducted for over 15 years at leading academic research institutions.

Metastatic Cancer Cell Opening the Blood Vessel Wall

Metastatic cell opening the blood vessel wall



The MetaSite: Capturing the Tumor MicroEnvironment

The Window or Portal Where Systemic Metastasis Takes Place:

Three cells in apposition

- **Red** Metastatic Cell (Mena +) – *Pan-Mena MAB*
- **Blue** Endothelial Cell – *CD31 MAB*
- **Brown** Macrophage – *CD68 MAB*



Triple Immuno-histochemical Stain

MetaStat

Publications in Peer-reviewed Scientific Journals



Trends in Cell Biology
Clinical Cancer Research
Global Journal of Breast Cancer Research
Developmental Cell
PLoS GENETICS
nature REVIEWS CANCER
JHC
Journal of Cell Science
Cancer Research
IJC
International Journal of Cancer

MetaStat's research team has published over 25 articles in 10+ leading US and international science journals

MetaStat

Encouraging Breast Cancer Clinical Validation Studies

MetaSite *Breast*	• 3 positive trials consisting of a total of 585 patients; • 481 patient study published online in *Journal of the National Cancer Institute* (JNCI)*; • Highly prognostic for ER+, HER2- (~60% of all breast cancer patients).
MenaCalc *Breast*	• 2 trials consisting of a total of 1,203 patients; • 406 in an independent study conducted at the University of Toronto; • 797 patients in a Yale study published in *Breast Cancer Research***; • Prognostic for most molecular sub-types of women with newly diagnosed breast cancer.

* Rohan *et al.* "Tumor microenvironment of Metastasis and Risk of Distant Metastasis of Breast Cancer. ***Journal of the National Cancer Institute***. August 2014.
** Agarwal *et al.* Quantitative assessment of invasive mena isoforms (Menacalc) as an independent prognostic marker in breast cancer. ***Breast Cancer Research***. 2012.

The MetaStat Solution

MetaStat's products have the potential to:	• Minimize treatment for patients with favorable tumors; • Maximally treat patients with aggressive tumors; • Facilitate personalized and targeted cancer therapy; • Benefit both patients and the healthcare system.
MetaStat is poised for rapid commercialization	• Near-term revenue potential from breast cancer diagnostic products; • Diagnostic products for other epithelial cancers can be rapidly and inexpensively brought to market; • Portfolio has strong patent protection; • Experienced operational and clinical team has been assembled.

Diagnostic Product Portfolio

MetaStat is developing a platform with multiple diagnostic applications

PRODUCT	PRODUCT TYPE	CANCER TYPE	DESCRIPTION
MetaSite *Breast*™ Immunohistochemistry test	Diagnostics	Breast	A diagnostic that predicts the probability of metastasis based on the density of "MetaSites"
MenaCalc™ Immunofluorescence test	Diagnostic Platform	Breast Lung Prostate Colorectal	A diagnostic platform that predicts metastasis based on the relative levels of Mena protein isoforms in a tumor sample or needle biopsy

Our Diagnostic Assays

We have been able to exploit this novel understanding to bring two distinctive Mena-based, products to the market:

- **MetaSite *Breast*** – an ***immunohistochemistry*** test that exploits our discovery that a 3 cell micro-anatomical unit in women with breast cancer is the portal by which Mena-driven individual cancer cells enter the blood vessel (this creates the potential for metastatic spread);

- **MenaCalc –** an ***immunofluorescent*** assay applicable to breast and all epithelial-based solid tumors that measures the relative expression of different mena isoforms (the more Mena INV expressed, the more aggressive the tumor, the more Mena 11a expressed, the less aggressive the tumor).

Our near-term focus is on commercializing our breast cancer diagnostics.

We have preliminary data on prostate and non-small cell lung cancer indicating that MenaCalc is prognostic for these tumors as well.

Market Opportunity: Breast Cancer Diagnostics

ASCO & NCCN recommend breast cancer diagnostic testing.

The current genomic tests on the market (est. to be ~$250-$275MM) have limited applicability;

- Inherent problems with tests based on bio-statistically derived algorithms;
- Only applicable to ~60% of the 232,000 annual patients;
- Physicians are only using this diagnostic for 60% of these patients;
- Actionable information from these tests available only to 55%* of those tested (~46,000 patients).

~ 80% of all patients have neither an applicable diagnostic test nor an actionable one.

Major diagnostic challenge and opportunity to develop a test for 100% of patients.

*Genomic Health OncotypeDx

A $1.7B annual market opportunity for MetaStat's diagnostic products in the U.S.

Product	Number of new cases per year	Addressable Market , %	Potential cases per year	Market Size ($ mm)
MetaSite *Breast*	232,000	60	139,200	$348
MenaCalc - *Breast*	232,000	40	92,800	$232
MenaCalc - *Lung*	226,160	40	90,464	$226
MenaCalc - *Prostate*	241,740	100	241,740	$604
MenaCalc - *CRC*	143,460	100	143,460	$359
Total	**843,360**	**>80**	**707,664**	**$1,769**

Source: MetaStat management estimates. Based on $2,500 ASP.

MetaStat

Tremendous Worldwide Breast Cancer Market

Breast cancer is the 2nd most common cancer in the world and, by far the most frequent cancer among women with an estimated 1.67 million new cases diagnosed in 2012 (25% of all cancers).

- Breast cancer ranks as the 5th cause of death overall (522,000 deaths).

Region	# of Cases	# of Deaths	5 year Prevalence
World	1,677,000	522,000	6,255,000
United States of America	233,000	44,000	971,000
China	187,000	48,000	697,000
India	145,000	70,0004	397,000
European Union	367,000	91,000	1,467,000
WHO Africa region	100,000	49,000	318,000
WHO South-East Asia region	240,000	110,000	735,000

Source: GLOBOCAN 2012: Breast Cancer Estimated Incidence, Mortality, and Prevalence Worldwide in 2012

MetaSite and MenaCalc will easily fit into existing clinical workflow with a 3-5 Day turn-around time


Current Workflow
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: *Malignant* or *Benign*
Workflow with MetaSite and MenaCalc
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: *Malignant* or *Benign*
2 non-stained slides
MetaStat CLIA Lab
• MetaSite
• MenaCalc
• Automated analysis
Diagnostic Report: *Metastatic Score & Risk Profile*

MetaStat

Regulatory Pathway

Two Pathways to Market

- Lab Derived Test (LDT) regulated under CLIA (Clinical Laboratory Improvement Amendments);
- In vitro Diagnostic (IVD) regulated by FDA, 510(K) submission and approval.

Preferred Approach is to Offer LDT from Central Laboratory

- Faster to market, less costly, shorter turn-around, and least burdensome.

Changing Regulatory Landscape

- FDA notified Congress of intent to regulate LDTs in July, 2014;
- Resistance from industry and FDA timeline for implementation suggest impact likely to be delayed.

MetaStat's Risk Management Strategy

- Diagnostic products will be developed to world-wide quality and regulatory standard;
- Clinical data required to drive rapid market adoption and payer reimbursement will likely be sufficient for a 510(K) submission, if and when required.

Reimbursement

Reimbursement	
Reimbursement	• MetaSite *Breast* and MenaCalc diagnostic tests are eligible for 3rd party reimbursement under already established medical billing codes ▪ **CPT Code 8836**: Morphometric analysis, tumor immunohistochemistry, quantitative or semi-quantitative, each antibody; using computer-assisted technology • Metastat can apply for unique CPT codes for these tests once they are on the market which could provide for higher reimbursement rates • U.S. healthcare trends are moving in the direction of value based pricing instead of fee for service. This could provide further pricing benefits for our tests

MetaStat has Strong IP Positions

Broad Intellectual Property Position;

- 13 patents filed;
- 3 patents issued.

Amster, Rothstein, and Ebenstein, LLP & Morgan, Lewis, and Bockius, LLP Oversee our Patent Portfolio;

- Freedom to Operate.

MetaStat Retains World-wide Rights to Develop and Commercialize Molecular Diagnostics and Companion Diagnostics.

MetaStat

Investment Highlights

Unique Technology Based on the Novel Understanding of the Key Drivers of Systemic Metastasis

- Epigenetic understanding of the overwhelming complexity of the metastatic process;
- This complexity highlights the need for mechanism-based diagnostics;
- The Mena protein isoforms are key regulators of the epithelial-mesenchymal transition (EMT), which drives systemic metastasis for solid epithelial-based tumors.

Large Addressable Market with Significant Growth Opportunity

- Forecasted $1.7 billion* total annual U.S. diagnostic market opportunity;
- 4 largest cancer indications with over 840,000 news cases per year in the U.S. alone.

Experienced Management Team and Scientific and Clinical Advisors

- Management team with experience from Roche, Amgen, Pfizer, and HistoRx;
- Advisors from Massachusetts Institute of Technology, Albert Einstein College of Medicine, Dana Farber Cancer Institute and Montefiore Medical Center.

Near-term Breast Cancer Commercialization Opportunity

- Commercialization based on CLIA and GLP certification;
- IHC and Immunofluorescence-based tests with existing CPT codes;
- Low COGS with attractive margins.

* Management estimates of current market opportunity are based on market size, penetration rates, and ASP